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                                                                  EXHIBIT 10.1.4


                     ACTION BY UNANIMOUS WRITTEN CONSENT OF
                             THE BOARD OF DIRECTORS
                                       OF
                          COSTCO WHOLESALE CORPORATION

        The undersigned, being all of the members of the Board of Directors of Costco Wholesale Corporation, a Washington corporation (the "Company") acting by unanimous written consent in lieu of a meeting, hereby consent to the adoption of the following resolutions and approve and adopt such resolutions with the same force and effect as if they were approved and adopted at a duly constituted meeting of the directors of the Company.

        WHEREAS, the Company's 1993 Combined Stock Grant and Stock Option Plan (the "Plan") currently provides in Section 8(c) that upon the death of an officer or employee of the Company, the officer's or employee's options may be exercised only to the extent of the options vested as of the date of death, plus an additional amount according to a daily vesting formula;

        WHEREAS, the Board believes that it is in the best interests of the Company to provide for accelerated vesting of options in the event of the death of an officer or employee of the Company;

        WHEREAS, the Board has authority under Section 11 of the Plan to amend the Plan;

        NOW, THEREFORE, IT IS HEREBY RESOLVED:

        Section 8(c) of the Plan is amended by deleting the second sentence in its entirety and replacing it with the following: "In the event of the death of an optionee who at the date of death either (i) was an officer of the Company (Assistant Vice President and above) or (ii) had been employed by the Company for ten or more continuous years, all options that were granted to the optionee but unvested on the date of the optionee's death shall be vested, effective as of the date of death. In the event of the death of an optionee who at the date of death is an employee of the Company but neither qualifies under (i) or (ii) in the previous sentence, 50% of the options that were granted to the optionee but unvested on the date of the optionee's death shall be vested, effective as of the date of death.


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        IN WITNESS WHEREOF, the undersigned, being all of the members of the
Board of Directors of Costco Wholesale Corporation, have executed this written consent as of the_______ day June, 2000.



-------------------------------             --------------------------------
Jeffrey H. Brotman                          James D. Sinegal


--------------------------------            --------------------------------
Richard D. DiCerchio                        Richard A. Galanti


--------------------------------            --------------------------------
Hamilton E. James                           Richard M. Libenson


--------------------------------            --------------------------------
John W. Meisenbach                          Frederick O. Paulsell, Jr.


--------------------------------            --------------------------------
Jill S. Ruckelshaus                         Charles T. Munger


--------------------------------
Benjamin S. Carson, Sr., M.D.


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